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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                FORM 8-K

                             CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported):
                              April 17, 1998
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                          GREENTREE SOFTWARE, INC.
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            (Exact Name of Registrant as Specified in Charter)

                                NEW YORK
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              (State or Other Jurisdiction of Incorporation)

           0-12094                                  13-2897997
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           (Commission File Number)              (IRS Employer
                                           Identification No.)

   7901 Flying Cloud Drive, Suite 200, Eden Prairie, Minnesota 55344
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       (Address of Principal Executive Offices)       (Zip Code)

           Registrant's telephone number, including area code:
                          (612) 941-1500
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                                     -2-

     ITEM 5. OTHER EVENTS.

     On April 17, 1998, the Registrant announced that it has raised $3.2 million through a private offering of convertible debt. The private offering is described in the Registrant's press release dated April 17, 1998, a copy of which is filed as Exhibit A to this Report.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

      Exhibit A    Press Release dated April 17, 1998.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GREENTREE SOFTWARE, INC.

                                By: /s/ Joseph D. Mooney
                                   ----------------------------------------
                                Name: Joseph D. Mooney
                                     --------------------------------------
                                Title: Chairman and Chief Executive Officer
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Dated: April 17, 1998